Exhibit 99.1

ICC Holdings, Inc. Annual Shareholders Meeting May 17,2023 Illinois Casualty Company ICC Realty Estrella Innovative Solutions Katikin Safety Education for Professionals

Forward-Looking Statements As a reminder, we will be presenting certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, during this presentation which may include, but are not limited to, statements regarding the Company’s, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. Certain factors could cause actual results to differ materially from those described in these forward-looking statements. For a list of factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, “Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Information,” set forth in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023. No undue reliance should be placed on any forward-looking statements.

Contents Strategic Update Results Examined Geographic Footprint

Strategic Update Profitable Growth Rates outpace inflation Reduced reinsurance costs Responsible reserving methodologies Improved operating efficiency Improve investment returns Funnel new cash flow to new higher-rate fixed income Utilize alternative investments to boost returns Improvement in unrealized gains in first quarter 2023 Properly balance risk and return (efficient frontier) Going forward Continuing geographic expansion Strong first quarter 2023 Evolve with changing distribution landscape Prudent investment in proprietary technology

Results Examined Income Statement For the Three-Months Ended For the Twelve-Months Ended March 31, December 31, 2023 2022 2021 (Unaudited) (Audited) Net premiums earned $17,801,297 $69,057,343 $53,893,020 Net investment income 1,209,415 4,034,228 3,414,408 Net realized investment (losses) gains (75,565) 874,470 982,547 Net unrealized gains (losses) 639,418(4,706,405)       2,801,991 Other income (loss) 45,836420,202348,709 Consolidated revenues   19,620,401 69,679,83861,440,675 Losses and settlement expenses  11,047,68144,532,72934,699,543 Policy acquisition costs and other operating expenses  6,349,58124,896,12020,824,900Interest expense on debt 45,400 196,070235,001 General corporate expenses 193,675776,747723,350 Total expenses 17,636,33770,401,666  56,482,794 Earnings before income taxes 1,984,064(721,828) 4,957,881 Income tax expense (benefit):Current 138,294 984,897 400,355 Deferred 267,226 (1,125,063) 414,747 Total income tax expense (benefit) 405,520 (140,166) 815,102 Net earnings $1,578,544 $(581,662) $4,142,779 Other comprehensive earnings (loss), net of tax 1,596,353 (11,761,544) (2,600,064) Comprehensive earnings (loss) $3,174,897 $(12,343,206) $1,542,715

Results Examined Combined Ratio by product line 160.0% 140.0% 120.0% 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% BP BL LL WC UL Total 12/31/2019 12/31/2020 12/31/2021 12/31/2022 3/31/2023 Goal

Results Examined Combined Ratio by State 200.0% 150.0% 100.0% 50.0% 0.0% IA IL IN MN MO WI OH KS CO MI PA AZ UT Total 12/31/2019 12/31/2020 12/31/2021 12/31/2022 3/31/2023 Goal

Results Examined Average Premium Per Policy Average Premium per Policy by Line of Business Average BP premium increased by 18.7% in 2022 while average property exposure increased by 5.1% and liability exposure increased by 10.8% Average LL premium in 2022 increased by 14.4% $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $1,000,000 $950,000 $900,000 $850,000 $800,000 $750,000 $700,000 $650,000 $600,000 $550,000 $500,000 $6,287 $779,931 $716,093 $2,384 $1,609 $3,224 $830,668 $6,665 $726,333 $2,434 $3,084 $1,539 $6,749 $754,589 $741,282 $2,161 $2,632 $1,440 $7,683 $806,247 $753,900 $2,449 $1,701 $2,830 $9,120 $893,685 $792,109 $2,802 $1,832 $2,881 2018 2019 2020 2021 2022 BP LL

Results Examined Direct Written and Ceded Premium $90,000,000 $80,000,000 $70,000,000 $60,000,000 $50,000,000 $40,000,000 $30,000,000 $20,000,000 $10,000,000 $0 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 17.2% 15.4% 11.5% 11.4% 10,118,373 $10,960,325 $9,492,472 $10,106,000 2020 2021 2022 2023 Direct Written Premium Ceded Premium Ceded Premium/DWP

Balance Sheet As of March31, December31, 2023 2022 2021 (Unaudited) (Audited) Assets Investments and cash: Fixed maturity securities $97,481,837 $93,388,971 $105,841,543 Common stocks at fair value 20,957,988 20,438,907 23,608,197 Preferred stocks at fair value 2,858,411 2,772,605 2,780,450 Other invested assets 5,073,580 4,722,137 3,086,568 Property held for investment net of depreciation 6,316,139 6,002,233 5,509,114 Cash and cash equivalents 2,422,295 3,139,986 4,606,378 Total investments and cash 135,110,250 130,464,839 145,432,250 Accrued investment income 791,303 791,812 659,413 Premiums and reinsurance balances receivable 31,777,408 31,270,460 27,199,804 Ceded unearned premiums 804,651 947,851 967,022 reinsurance balances recoverable on unpaid losses and settlement expenses 14,355,652 13,610,295 14,521,219 Income taxes-current 2,532,833 3,318,730 195,694 Income taxes-deferred 7,732,551 7,167,036 6,538,844 Deferred policy acquisition costs, net 3,344,690 3,313,719 3,144,218 Property and equipment net depreciation 1,357,172 1,277,469 1,343,504 Other assets 62,696,260 61,697,372 54,569,718 Total assets $197,806,510 $192,162,211 $200,001,968 Liabilities and Equity Liabilities: Unpaid losses and settlement expenses 72,866,600 67,614,063 61,834,809 Unearned premiums 41,095,297 40,527,182 36,212,266 Reinsurance balances payable 281,462 1,405,337 1,368,294 Corporate debt 15,000,000 15,000,000 18,455,342 Income taxes-deferred 954,862 Accrued expenses 4,122,442 6,072,020 5,441,611 Other liabilities 842,180 1,102,678 1,030,870 Total liabilities 134,207,981 131,721,280 125,298,054 Equity: Common stock 35,000 35,000 35,000 Treasury stock, at cost (5,509,869) (5,463,535) (3,155,399) Additional paid-in capital 33,204,129 33,119,125 32,965,136 Accumulated other comprehensive earnings, net of tax (7,245,164) (8,841,517) 2,920,027 Retained earnings 45,166,018 43,701,233 44,282,895 Less: Unearned Employee Stock Ownership Plan shares at cost (2,051,585) (2,109,375) (2,343,745) Total equity 63,598,529 60,440,931 74,703,914 Total liabilities and equity $197,806,510 $192,162,211 $200,001,968

Results Examined Consistent Reserving Loss and DCC Reserve Development $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0 22 21 95 80 87 87 118 196 538 303 1,446 701 3,009 1,664 3,490 1,978 9,766 5,235 13,071 18,581 23,373 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total IBNR First Year Ultimate Current Ultimate IBNR As of 2021 Yr End IBNR as of 2022 Yr End

Results Examined Historical Book Value Per Share 23.00 21.00 19.00 17.00 15.00 13.00 11.00 9.00 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023

Geographic Footprint Currently Active Entering in 2024 Entry Planned Licensed

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